EXHIBIT 10.10

CONSENT TO CREDIT AGREEMENT

CONSENT, dated as of December 6, 2024 (this “Consent”), to the SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 27, 2024 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the “Borrower”), the other Loan Parties (as defined therein) party thereto, the lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other parties named therein.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the other parties named therein are party to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement pursuant to Section 8.3 to (i) extend the period during which the Borrower is required to provide an executed copy of the Asset Purchase Agreement for the Project Avalon Acquisition from November 15, 2024 to December 18, 2024 and (ii) extend the period during which the Project Avalon Acquisition closes within the Borrowing Base definition from December 31, 2024 to February 14, 2025; and

WHEREAS, each Revolving Lender has agreed to such consent on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)
The definition of “Project Avalon Acquisition” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Project Avalon Acquisition” means the Acquisition where the Borrower and/or certain of its Subsidiaries acquire certain assets of a Person separately identified prior to the date hereof to the Administrative Agent and the Lenders pursuant to that certain Asset Purchase Sale Agreement proposed to be entered into among Minnwhale LLC, the seller and each other party thereto; provided that, the Agent will have received an executed copy of the Asset Purchase Agreement for the Project Avalon Acquisition certified as complete and correct by an Authorized Officer of the Borrower on or prior to December 18, 2024, which shall have terms and conditions substantially the same as the terms and conditions as previously disclosed to the Administrative Agent.

(b)
Clause (d)(ii)(C) of the definition of “Borrowing Base” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(C)(i)(a) prior to the closing of the Project Avalon Acquisition or if the Project Avalon Acquisition closes after February 14, 2025, 60% of the aggregate of the Customer Lists Value, or (b) if

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the Project Avalon Acquisition closes prior to February 14, 2025, 65% which will amortize quarterly on a straight line basis over twenty four months to 60% after the Project Avalon Acquisition closes, less (ii) the aggregate principal amount of outstanding Term Loans; provided that this clause (D) shall not be less than zero

3. Conditions to Effectiveness of the Consent. The Consent shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(c)
The Administrative Agent shall have received an executed counterpart hereof from the Loan Parties and each Revolving Lender;
(d)
On the Effective Date, the representations and warranties set forth in Section 4 below shall be true and correct in all material respects; and
(e)
The Administrative Agent (and its counsel) shall have received, to the extent invoiced at least two (2) Business Days prior to the Effective Date, all amounts due and payable pursuant to Section 9.6(a) of the Credit Agreement on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Loan Parties hereunder or under Section 9.6(a) of the Credit Agreement.

4. Representations and Warranties. The Borrower hereby represents and warrants, on and as of the Effective Date, that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, both immediately before and after giving effect to this Consent (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) this Consent has been duly authorized, executed and delivered by the Loan Parties and constitutes the legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its terms and (iii) no Default or Event of Default shall have occurred and be continuing on the Effective Date, both immediately before and after giving effect to this Consent.

5. Acknowledgement and Confirmation of the Loan Parties. Each Loan Party hereby confirms and agrees that, after giving effect to this Consent, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such Loan Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if such Loan Party has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Consent. This acknowledgement and confirmation by each Loan Party is made and delivered to induce the Administrative Agent and the Lenders to enter into this Consent, and each Loan Party acknowledges that the Administrative Agent and the Lenders would not enter into this Consent in the absence of the acknowledgement and confirmation contained herein. This Consent shall constitute a Loan Document under the terms of the Credit Agreement.

6. Consent. This Consent does not constitute a waiver of any other provision of the Credit Agreement or the other Loan Documents, or any other right, power or remedy of the Lenders thereunder. This Consent is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Documents.

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7. Severability. In case any provision of or obligation under this Consent shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8. Headings. Headings and captions used in this Consent are included for convenience of reference only and shall not be given any substantive effect.

9. Governing Law; Submission To Jurisdiction. This Consent shall be construed in accordance with and governed by the laws of the State of New York.

10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS CONSENT OR ANY OTHER LOAN DOCUMENT.

11. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation of this Consent (whether or not the transactions hereby contemplated shall be consummated) including the reasonable fees and disbursements of counsel to the Administrative Agent.

12. Counterparts; Integration. This Consent may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Consent by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Consent. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Consent and/or any document to be signed in connection with this Consent and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. This Consent constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

PETROLEUM HEAT AND POWER CO., INC.

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

OTHER LOAN PARTIES:

A.P. WOODSON COMPANY

Champion Energy LLC

COLUMBIA PETROLEUM
TRANSPORTATION, LLC

GRIFFITH ENERGY SERVICES, INC.

GRIFFITH-ALLIED TRUCKING, LLC

Hoffman Fuel Company of Danbury

Milro GROUP LLC

MEENAN HOLDINGS LLC

MEENAN OIL LLC

MINNWHALE LLC

ORTEP OF PENNSYLVANIA, INC.

PETRO HOLDINGS, INC.

PETRO PLUMBING CORPORATION

PETRO, INC.

REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.

RICHLAND PARTNERS, LLC

Rye Fuel Company

STAR ACQUISITIONS, INC.

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

SIGNATURE PAGE TO

CONSENT TO

CREDIT AGREEMENT

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STAR GROUP, L.P.

By: KESTREL HEAT, LLC, its General Partner

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

MEENAN OIL CO., L.P.

By: MEENAN OIL LLC, its General Partner

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

CFS LLC

By: Richland Partners, LLC, its Sole Member

By: /s/ Richard F. Ambury

Richard F. Ambury
Chief Financial Officer, Executive Vice President, Treasurer and Secretary

SIGNATURE PAGE TO

CONSENT TO

CREDIT AGREEMENT

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JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By: /s/ Authorized Signatory

Name: Authorized Signatory

Title: Authorized Officer

SIGNATURE PAGE TO

CONSENT TO

CREDIT AGREEMENT

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[BANK]

as a Lender

By: /s/ Authorized Signatory

Name: Authorized Signatory

Title: Authorized Officer

SIGNATURE PAGE TO

CONSENT TO

CREDIT AGREEMENT

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